                                                                       EXHIBIT 6

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                         REGISTRATION RIGHTS AGREEMENT

                            Dated February 3, 1997

                                     among

                        ALLMERICA FINANCIAL CORPORATION

                              AFC CAPITAL TRUST I

                                      and

                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED
                       MORGAN STANLEY & CO. INCORPORATED

                             as Initial Purchasers

--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered
                                                 ---------
into as of February 3, 1997 among ALLMERICA FINANCIAL CORPORATION, a Delaware corporation (the "Company"), AFC CAPITAL TRUST I, a business trust formed under
                  -------
the laws of the state of Delaware (the "Trust"), and MERRILL LYNCH, PIERCE,
                                        -----
FENNER & SMITH INCORPORATED ("Merrill Lynch") and MORGAN STANLEY & CO.
                              -------------
INCORPORATED (together with Merrill Lynch, the "Initial Purchasers").
                                                        ----------

        This Agreement is made pursuant to the Purchase Agreement dated February 3, 1997 (the "Purchase Agreement"), among the Company, as issuer of the Series A
              ------------------
8.207% Junior Subordinated Deferrable Interest Debentures due 2027 (the "Series
                                                                         ------
A Subordinated Debentures"), the Trust and the Initial Purchasers, which
-------------------------
provides for among other things, the sale by the Trust to the Initial Purchasers of 300,000 of the Trust's Series A 8.207% Capital Securities, liquidation amount $1,000 per Capital Security (the "Series A Capital Securities") the proceeds of
                                  ---------------------------
which will be used by the Trust to purchase Series A Subordinated Debentures. The Series A Capital Securities, together with the Series A Subordinated Debentures and the Company's guarantee of the Series A Capital Securities (the "Series A Capital Securities Guarantee") are collectively referred to as the
 -------------------------------------
"Series A Securities". In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Trust have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

        1.      Definitions.  As used in this Agreement, the following
                -----------
capitalized defined terms shall have the following meanings:

        "Advice" shall have the meaning set forth in the last paragraph of
         ------
Section 3 hereof.

        "Applicable Period" shall have the meaning set forth in Section 3(t)
         -----------------
hereof.

        "Business Day" means any day other than a Saturday, a Sunday, or a day
         ------------
on which banking institutions in the City of New York are authorized or required by law or executive order to close.

        "Closing Time" shall mean the Closing Time as defined in the Purchase
         ------------
Agreement.

        "Company" shall have the meaning set forth in the preamble to this
         -------
Agreement and also includes the Company's successors and permitted assigns.

        "Declaration" or "Declaration of Trust" shall mean the Amended and
         -----------      --------------------
Restated Declaration of Trust, dated as of February 3, 1997, by the trustees named therein and the Company as sponsor.

        "Depositary" shall mean The Depository Trust Company, or any other
         ----------
depositary appointed by the Trust; provided, however, that such depositary must
                                   --------  -------
have an address in the Borough of Manhattan, in The City of New York.

        "Effectiveness Period" shall have the meaning set forth in Section 2(b)
         --------------------
hereof.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         ------------
amended from time to time.

        "Exchange Offer" shall mean the offer by the Company and the Trust to
         --------------
the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities pursuant to Section 2(a) hereof.

        "Exchange Offer Registration" shall mean a registration under the
         ---------------------------
Securities Act effected pursuant to Section 2(a) hereof.

        "Exchange Offer Registration Statement" shall mean an exchange offer
         -------------------------------------
registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "Exchange Period" shall have the meaning set forth in Section 2(a)
         ---------------
hereof.

        "Exchange Securities" shall mean (i) with respect to the Series A
         -------------------
Subordinated Debentures, the Series B 8.207% Junior Subordinated Deferrable Interest Debentures due February 3, 2027 (the "Exchange Debentures") containing
                                               -------------------
terms identical to the Series A Subordinated Debentures (except that they will not contain terms with respect to the transfer restrictions under the Securities Act, will not require transfers thereof to be in minimum blocks of $100,000 principal amount and will not provide for any increase in the interest rate thereon), (ii) with respect to the Series A Capital Securities, the Trust's Series B 8.207% Capital Securities, liquidation amount $1,000 per Capital Security (the "Exchange Capital Securities") which will have terms identical to
               ---------------------------
the Series A Capital Securities (except they will not contain terms with respect to transfer restrictions under the Securities Act, will not require minimum transfers thereof to be in blocks of $100,000 liquidation amount and will not provide for any increase in the Distribution rate thereon) and (iii) with respect to the Series A Capital Securities Guarantee, the Company's guarantee (the "Exchange Capital Securities Guarantee")
      -------------------------------------
of the Exchange Capital Securities which will have terms identical to the Series A Capital Securities Guarantee.

        "Holder" shall mean the Initial Purchasers, for so long as they own any
         ------
Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or Declaration of Trust.

        "Indenture" shall mean the Indenture relating to the Series A
         ---------
Subordinated Debentures and the Exchange Debentures dated as of February 3, 1997 among the Company, as issuer, and The Chase Manhattan Bank, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

        "Initial Purchasers" shall have the meaning set forth in the preamble to
         ------------------
this Agreement.

        "Inspectors" shall have the meaning set forth in Section 3(n) hereof.
         ----------

        "Issue Date" shall mean the date of original issuance of the Securities.
         ----------

        "Liquidated Damages" shall have the meaning set forth in Section 2(e)
         ------------------
hereof.

        "Majority Holders" shall mean the Holders of a majority of the aggregate
         ----------------
liquidation amount (as defined in the Declaration) of outstanding Series A Capital Securities or Exchange Securities.

        "Participating Broker-Dealer" shall have the meaning set forth in
         ---------------------------
Section 3(t) hereof.

        "Person" shall mean an individual, partnership, corporation, trust or
         ------
unincorporated organization, limited liability Company, or a government or agency or political subdivision thereof.

        "Private Exchange" shall have the meaning set forth in Section 2(a)
         ----------------
hereof.

        "Private Exchange Securities" shall have the meaning set forth in
         ---------------------------
Section 2(a) hereof.

        "Prospectus" shall mean the prospectus included in a Registration
         ----------
Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

        "Purchase Agreement" shall have the meaning set forth in the preamble to
         ------------------
this Agreement.

        "Records" shall have the meaning set forth in Section 3(n) hereof.
         -------

        "Registrable Securities" shall mean the Series A Securities and, if
         ----------------------
issued, the Private Exchange Securities; provided, however, that Series A
                                         --------  -------
Securities or Private Exchange Securities, as the case may be, shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Series A Securities or Private Exchange Securities for the exchange or resale thereof, as the case may be, shall have been declared effective under the Securities Act and such Series A Securities or Private Exchange Securities, as the case may be, shall have been disposed of pursuant to such Registration Statement, (ii) such Series A Securities or Private Exchange Securities, as the case may be, shall have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act,
(iii) such Series A Securities or Private Exchange Securities, as the case may be, shall have ceased to be outstanding or (iv) with respect to the Series A Securities, such Series A Securities have been exchanged for Exchange Securities upon consummation of the Exchange Offer and are thereafter freely tradeable by the holder thereof (other than an affiliate of the Company).

        "Registration Default" shall have the meaning set forth in Section 2(e)
         --------------------
hereof.

        "Registration Expenses" shall mean any and all expenses incident to
         ---------------------
performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, including, if applicable, the
           ----
fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained by any Holder of Registrable Securities in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees,
(v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance,
(vi) the fees and expenses of the Trustee, and any exchange agent or custodian,
(vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the company in connection with any Registration Statement.

        "Registration Statement" shall mean any registration statement of the
         ----------------------
Company and the Trust which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein, provided that for purposes of this Agreement, any reference in this Agreement to the obligation of the Company to use its best efforts to have a Registration Statement (whether an Exchange Offer Registration Statement or a Shelf Registration Statement) become or be declared effective or remain effective shall refer only to the registration statement forming a part of such Registration Statement.

        "Rule 144(k) Period" shall mean the period of three years (or such
         ------------------
shorter period as may hereafter be referred to in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

        "SEC" shall mean the Securities and Exchange Commission.
         ---

        "Securities Act" shall mean the Securities Act of 1933, as amended from
         --------------
time to time.

        "Series A Securities" shall have the meaning set forth in the preamble
         -------------------
to this Agreement.

        "Shelf Registration" shall mean a registration effected pursuant to
         ------------------
Section 2(b) hereof.

        "Shelf Registration Event" shall have the meaning set forth in Section
         ------------------------
2(b) hereof.

        "Shelf Registration Event Date" shall have the meaning set forth in
         -----------------------------
Section 2(b) hereof.

        "Shelf Registration Statement" shall mean a "shelf" registration
         ----------------------------
statement of the Company and the Trust pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities or all of the Private Exchange Securities, as the case may be, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

        "TIA" shall have the meaning set forth in Section 3(l) hereof.
         ---

        "Trustees" shall mean any and all trustees with respect to (i) the
         --------
Series A Capital Securities under the Declaration, (ii) the Series A Subordinated Debentures under the Indenture and (iii) the Series A Capital Securities Guarantee.

                2.      Registration Under the Securities Act.
                        -------------------------------------

                (a)     Exchange Offer. Subject to Section 2(b) below, to the
                        --------------
extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company and the Trust shall, for the benefit of the Holders, at the Company's cost, use its best efforts to (i) cause to be filed with the SEC within 150 days after the Issue Date an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, and (iii) keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Trust shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of Exchange Debentures or a like liquidation amount of Exchange Capital Securities, together with the Exchange Guarantee, as applicable (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

                In connection with the Exchange Offer, the Company and the Trust shall:

        (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

        (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");
 ---------------

        (iii)   utilize the services of the Depositary for the Exchange Offer;

        (iv) permit Holders to withdraw tendered Series A Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Series A Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Series A Securities exchanged;

        (v) notify each Holder, in such letter of transmittal or otherwise, that any Series A Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest or accumulate distributions, as the case may be, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

        (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                If any Initial Purchaser determines upon advice of its outside counsel that it is not eligible to participate in the Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment in the initial distribution, as soon as practicable upon receipt by the Company and the Trust of a written request from such Initial Purchaser, and subject to any restrictions or requirements imposed on such exchange by law, the Company and the Trust, as applicable, shall issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Series A Securities held
                            ----------------
by such Initial Purchaser, a like liquidation amount of Capital Securities of the Trust, together with the Exchange Guarantee, or a like principal amount of the Series A Subordinated Debentures of the Company, as applicable, that are identical (except that such securities may bear a customary legend with respect to restrictions on transfer pursuant to the Securities Act) to the Exchange Securities (the "Private Exchange Securities") and which are issued pursuant to
                 ---------------------------
the Indenture, the Declaration or the Guarantee (which provides that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture or the Declaration, as applicable, and that the Exchange Securities, the Private Exchange Securities and the Securities will vote and consent together on all matters as one class and that neither the Exchange Securities, the Private Exchange Securities nor the Securities will have the right to vote or consent as a separate class on any matter). The Private Exchange Securities shall be of the same series as the Exchange Securities and the Company and the Trust will seek to cause the CUSIP Service Bureau to issue the same CUSIP Numbers for the Private Exchange Securities as for the Exchange Securities issued pursuant to the Exchange Offer. Any Initial Purchaser making a request for a Private Exchange shall use its best efforts to assist the Company in completing such Private Exchange.

                As soon as practicable after the close of the Exchange Offer and, if applicable, the Private Exchange, the Company and the Trust, as the case requires, shall:

        (i) accept for exchange all Series A Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

        (ii) deliver, or cause to be delivered, to the applicable Trustee for cancellation all Series A Securities or portions thereof so accepted for exchange by the Company and the Trust; and

        (iii) issue, and cause the applicable Trustee under the Indenture, the Declaration or the Guarantee, as applicable, to promptly authenticate and deliver to each Holder, new Exchange Securities or Private Exchange Securities, as applicable, equal in principal amount to the principal amount of the Series A Subordinated Debentures or equal in liquidation amount to the liquidation amount to the Series A Capital Securities (together with the guarantee thereof) as are surrendered by such Holder.

                Distributions on each Exchange Capital Security and interest on each Exchange Debenture and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last date on which a Distribution or interest was paid on the Series A Capital Security or the Series A Subordinated Debenture surrendered in exchange therefore or, if no Distribution or interest has been paid on such Series A Capital Security or Series A Subordinated Debenture, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company and the Trust shall use their best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder of Series A Capital Securities and/or Series A Subordinated Debentures, representations that (i) it is not an affiliate of the Trust or the Company, (ii) the Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Capital Securities. The Company and the Trust shall inform the Initial Purchasers, after consultation with the Trustee, of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

                Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities and Exchange Securities held by Participating Broker-Dealers, and the Company and the Trust shall have no further obligation to register the Registrable Securities (other than Private Exchange Securities) pursuant to Section 2(b) of this Agreement.

                (b)     Shelf Registration. In the event that (i) the Company,
                        ------------------
the Trust or the Majority Holders reasonably determine, after conferring with counsel (which may be in-house counsel), that the Exchange Offer Registration provided in Section 2(a) above is not available because of any change in law or in currently prevailing interpretations of the staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date, (iii) upon the request of any Initial Purchaser with respect to any Registrable Securities held by it, if such Initial Purchaser is not permitted, in the reasonable opinion of Shearman & Sterling, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws or (iv) upon the request of the Company or the Trust if a Tax Event (as defined in the Indenture) in respect of the issuance of the Exchange Securities or the Private Exchange Securities (any of the events specified in (i) - (iv) being a "Shelf Registration Event" and the date of
                                 ------------------------
occurrence thereof, the "Shelf Registration Event Date"), the Company and the
                         -----------------------------
Trust shall, at their cost, use their best efforts to cause to be filed, in the case of a Shelf Registration Event pursuant to (ii) above, as promptly as practicable after such Shelf Registration Event Date, and, in all other cases, within 150 days of the Issue Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable in the case of a Shelf Registration Event pursuant to
(ii) above and , in all other cases, within 180 days of the Issue Date. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the Company and the Trust in writing, within 15 days after receipt of a request therefor, such information as the Company and the Trust may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company and the Trust all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                The Company and the Trust agree to use their best efforts, subject to Section 3(i) and the last paragraph of Section 3, to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period").
                                                        --------------------
The Company and the Trust shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company and the Trust will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective and use its best efforts to take all other actions required to permit resales of the Registrable Securities. The Company and the Trust further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company and the Trust agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                (c)     Expenses. The Company shall pay all Registration
                        --------
Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof and will reimburse the Initial Purchasers for the reasonable fees and disbursements of Shearman & Sterling, counsel for the Initial Purchasers, incurred in connection with the Exchange Offer and, if applicable, the Private Exchange Offer, and either Shearman & Sterling or any one other counsel designated in writing by the Majority Holders to act as counsel for the Holders of the Registrable Securities in connection with a Shelf Registration Statement, which other counsel shall be reasonably satisfactory to the Company. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

                (d)     Effective Registration Statement. An Exchange Offer
                        --------------------------------
Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however,
                                                            --------  -------
that if, after such registration statement has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or request of the SEC or any other governmental agency or court relating to the effectiveness of such registration statement, such registration statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company and the Trust will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration

Statement, as the case may be, to become, or to remain, effective during the requisite period if either of them voluntarily take any action which is not in compliance with the terms of Section 2(b), Sections 3(i) or 3(t), and that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

                  (e) Liquidated Damages. In the event that (i) (A) neither the
                      ------------------
Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the SEC on or prior to the 150th day after the Issue Date or (B) notwithstanding that the Company and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 2(b) hereof, then commencing on the day after the applicable required filing date, additional interest shall accrue on the principal amount of the Series A Subordinated Debentures, and additional Distributions shall accumulate on the liquidation amount of the Series A Capital Securities, each at a rate of 0.25% per annum; or

          (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the SEC on or prior to the date required by Section 2(a), in the case of an Exchange Offer Registration Statement, or Section 2(b), in the case of a Shelf Registration Statement or (B) notwithstanding that the Company and the Trust have consummated an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the date required by Section 2(b), then, commencing on the 31st day after the applicable required filing date, additional interest shall accrue on the principal amount of the Series A Subordinated Debentures, and additional distributions shall accumulate on the liquidation amount of the Series A Capital Securities, each at a rate of 0.25% per annum; or

         (iii) either (A) the Trust has not exchanged Exchange Capital Securities for all Series A Capital Securities or the Company has not exchanged Exchange Capital Securities Guarantees or Exchange Subordinated Debentures for all Series A Capital Securities Guarantees or Series A Subordinated Debentures validly tendered, in accordance with the terms of the Exchange Offer on or prior to the 45th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to expiration of the 144(k) Period (other than after such time as all Series A Capital Securities have been disposed of thereunder or otherwise cease to be Registrable Securities within the meaning of this Agreement), then additional interest shall accrue on the principal amount of Series A Subordinated Debentures, and additional distributions shall accumulate on the liquidation amount of the Series A Capital Securities, each at a rate of 0.25% per annum commencing on (x) the 46th day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above; provided, that if, in the case of (B) above, such Shelf Registration Statement ceases to be effective as a result of a Material Event, neither such additional distributions shall accumulate nor such additional interest shall accrue so long as such Shelf Registration Statement again becomes effective within 60 days of the date notice of such Material Event was received by holders of Capital Securities, Guarantees and Junior Subordinated Debentures; and provided further, that if such Shelf Registration Statement does not again become effective within such 60-day period, additional interest shall accrue and additional distributions shall accumulate, each at a rate of 0.25% per annum, commencing on the 61st day after such Shelf Registration Statement ceases to be effective.

Notwithstanding the foregoing, neither the additional interest rate on the Junior Subordinated Debentures, nor the additional distributions rate on the Liquidation Amount of the Trust Securities may exceed 0.25% per annum, provided, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), or (3) upon the exchange of Exchange Capital Securities, Exchange Capital Securities Guarantees and Exchange Subordinated Debentures for all Series A Capital Securities, Series A Capital Securities Guarantees and Series A Subordinated Debentures tendered (in the case of clause (iii)(A) above), or, upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), additional interest on the Series A Subordinated Debentures, and additional distributions on the liquidation amount of the Series A Capital Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue or accumulate, as the case may be.

         Any amounts of additional interest and additional Distributions due pursuant to Section 2(e)(i), (ii) or (iii) above ("Liquidated Damages") will be
                                                   ------------------
payable in cash on the next succeeding February 15 or August 15, as the case may be, to holders on the relevant record dates for the payment of interest and Distributions pursuant to the Indenture and the Declaration, respectively.

                  (f) Specific Enforcement. Without limiting the remedies
                      --------------------
available to the Holders, the Company and the Trust acknowledge that any failure by the Company or the Trust to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's and the Trust's obligations under Section 2(a) and Section 2(b) hereof.

                   3. Registration Procedures. In connection with the
                      -----------------------
obligations of the Company and the Trust with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Company and the Trust shall use their best efforts to:

                  (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company and the Trust, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include (or incorporated by reference) all financial statements required by the SEC to be included therein; and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company and the Trust shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company and the Trust shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented, if so determined by the Company or the Trust or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; and (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each Preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the Selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

                  (d) in the case of a Shelf Registration, use its best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company and the Trust shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
         Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;

                  (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the Company or the Trust has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and promptly confirm such notice in writing (i) when a

         Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective,
         (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to be offered sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose, (iv) [intentionally omitted], and (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise (each a "Material Event"), during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) the Company and the Trust's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

                  (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture and the Declaration) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

                  (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
         Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, use its best efforts, following the resolution or satisfaction of any Material Event, to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) [Reserved];

                  (k) obtain a CUSIP number for all Exchange Capital Securities and the Series A Capital Securities (and if the Trust has made a distribution of the Series A Subordinated Debentures to the Holders of the Series A Capital Securities, the Series A Subordinated Debentures or the Exchange Subordinated Debentures) as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

                  (l) cause the Indenture, the Declaration, the Guarantee and the Exchange Guarantee to be Qualified under the Trust Indenture Act of 1939 (the "TIA"), in connection with the registration of the Exchange
                    ---
         Securities or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the relevant trustee to execute, all documents as may be required to affect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by (x) any Initial Purchaser, in the case where an Initial Purchaser holds Series A Securities acquired by it as part of its initial distribution and (y) other Holders of Series A Securities covered thereby: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Trust, the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested;
         (ii) obtain opinions of counsel to the Company and the Trust and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company and the Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Company and the Trust or of any business acquired by the Company and the Trust for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with, and subject to, Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in
         Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

                  (n) if (1) a Shelf Registration is filed pursuant to Section 2(b) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept,
                             ----------
         during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Trust, the Company and its subsidiaries (collectively, the "Records") as shall be
                                                  -------
         reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Trust, the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement provided, however, that the foregoing inspection and
                   --------  -------
         information gathering shall be coordinated on behalf of the holders by the Initial Purchasers and on behalf of the other parties, by one counsel designated by the Initial Purchasers and on behalf of such other parties as described in Section 2(c) hereof. Records which the Company and the Trust determine, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required as a condition to the receipt of such information to agree in writing that information obtained by it as a result of such inspections shall be kept confidential by the recipient thereof and shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Trust or the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12- month periods;

                  (p) upon consummation of an Exchange Offer or a Private Exchange, if requested by a Trustee, obtain an opinion of counsel to the Company addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) the Company and the Trust, as the case requires, has duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, constitute a legal, valid and binding obligation of the Company or the Trust, as the case requires, enforceable against the Company or the Trust, as the case requires, in accordance with its respective terms (in each case, with customary exceptions);

                  (q) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company or the Trust, as applicable (or to such other Person as directed by the Company or the Trust, respectively), in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company or the Trust, as applicable, shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securi ties, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

                  (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (s) use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

                  (t) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers or another representative of the Participating Broker-Dealers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "Participating Broker-Dealer") that holds
                                  ---------------------------
         Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers or such other representative, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (each of the Company and the Trust hereby consents to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto), (iii) use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required
                     --------  -------
         to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv)
                                                  -----------------
         include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                  "If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

         and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                  (B) in the case of any Exchange Offer Registration Statement, the Company and the Trust agree to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions), (ii) an officers' certificate containing certifications substantially similar to those set forth in section 5(f) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72 or 76.

                  The Company or the Trust may require each seller of Registrable Securities as to which any registration is being effected to furnish to the company or the Trust, as applicable, such information regarding such seller as may be required by the securities laws or regulations to be included in a Registration Statement. The Company or the Trust may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

                  In the case of (i) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company and the Trust that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses each Holder agrees that, upon receipt of any notice from the Company or the Trust of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company and the Trust that the use of the applicable Prospectus may be resumed, and, if so directed by the Company and the Trust, such Holder will deliver to the Company or the Trust (at the Company's or the Trust's expense, as the case requires) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice of suspension or disposition. If the Company or the Trust shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company and the Trust shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable following the satisfaction or resolution of the Material Event an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company and the Trust shall have made available to the

Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

                  4. Indemnification and Contribution. (a) In connection with
                     --------------------------------
any Registration Statement, the Company and the Trust agree to jointly and severally indemnify and hold harmless each Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating Broker-Dealer, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue state ment of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

                   (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by such Holder, such Participating Broker-Dealer, or any underwriter (except to the extent otherwise expressly provided in Section 4(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense in not paid under subparagraph (i) or (ii) of this Section 4(b);

provided, however, that (i) this indemnity does not apply to any loss,
--------  -------
liability, claim, damage of expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished in writing to the Company or the Trust by such Holder, Participating Broker-Dealer or any underwriter with respect to such Holder, Participating Broker-Dealer or any underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) and (ii) the Company and the Trust shall not be liable to any such Holder, Participating Broker-Dealer, any underwriter or controlling person, with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary Prospectus to the extent that any such loss, liability claim, damage or expense of any Holder, Participating Broker-Dealer, any underwriter or controlling person results from the fact that such Holder, any underwriter or Participating Broker-Dealer sold Series A Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Holder, underwriter or Participating Broker-Dealer and the loss, liability, claim, damage or expense of such Holder, underwriter, Participating Broker-Dealer or controlling person results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the final Prospectus. Any amounts advanced by the Company or the Trust to an indemnified party pursuant to this Section 4 as a result of such losses shall be returned to the Company or the Trust if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company or the Trust.

                  (c) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Trust, any underwriter and the other selling Holders and each of their respective directors, officers and trustees (including each director, officer or trustee of the Company and the Trust who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, the Trust, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in
Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Trust by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment thereto); provided, however,
                                                             --------  -------
that, in the case of Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (d) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 4, except to the extent that it is materially prejudiced by such failure. An indemnifying party may participate at its own expense in the defense of such action. If an indemnifying party go elects within a reasonable time after receipt of such notice, an indemnifying party, severally or jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably acceptable to the indemnified parties defendant in such action, provided, however, that if (i) representation of such indemnified party by the same counsel would present a conflict of interest or (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and any such indemnified party reasonably determines that there are likely to be legal defenses available to such indemnified party which are inconsistent or in conflict with those available to such indemnifying party, then in the case of clauses (i) and (ii) of this Section 4(c) such indemnifying party and counsel for each indemnifying party or parties shall not be entitled to assume such defense, if an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties, if an indemnifying party assumes the defense of such action, in accordance with and as permitted by the provisions of this paragraph, such indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional written release in form and substance satisfactory to the indemnified parties of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (e) Notwithstanding the last sentence of Section 4(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel pursuant to Section 4(a)(iii) above, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided
                                                                      --------
that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party in accordance with such request to the extent it considers reasonable and
(2) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

                  (f) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Trust, and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, the Trust and the Holders, as incurred; provided that
                                                                 --------
no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Trust, and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company and Trust, on the one hand, and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect hereof, as well as any other relevant equitable considerations. The relative fault of the Company and the Trust, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Trust, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 4, each affiliate of a Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such affiliate within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of each of the Company or the Trust, each officer of each of the Company or the Trust who signed the Registration Statement, and each Person, if any, who controls each of the Company or the

Trust within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as each of the Company or the Trust.

                  5. Participation in Underwritten Registrations. No Holder may
                     -------------------------------------------
participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

                  6. Selection of Underwriters. The Holders of Registrable
                     -------------------------
Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such underwritten offering; provided, however, that such
                                                   --------  -------
underwriters and managers must be reasonably satisfactory to the Company and the Trust.

                  7.  Miscellaneous.
                      -------------

                  (a) Rule 144 and Rule 144A. For so long as the Company or the
                      ----------------------
Trust is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company and the Trust, as the case may be, will use their best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their Registrable Securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company and the Trusts will deliver to such Holder a written statement as to whether it has complied with such requirements.

                   (b) No Inconsistent Agreements. The Company or the Trust has
                       --------------------------
not entered into nor will the Company or the Trust on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's or the Trust's other issued and outstanding securities under any such agreements.

                   (c) Amendments and Waivers. The provisions of this Agreement,
                       ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Trust have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no amendment, modification or
                                 --------
supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company, the Trust and Merrill Lynch, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, the Trust and Merrill Lynch to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and
(iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by Merrill Lynch, the Company and the Trust.

                   (d) Notices. All notices and other communications provided
                       -------
for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company or the Trust by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Trust, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

                   All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                   Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                   (e) Successors and Assigns. This Agreement shall inure to the
                       ----------------------
benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein
                                        --------  -------
shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (f) Third Party Beneficiary. Each of the Initial Purchasers
                      -----------------------
shall be a third party beneficiary of the agreements made hereunder between the Company and the Trust, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (g) Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for
                      --------
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN
                      -------------
MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING

EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (j) Severability. In the event that any one or more of the
                      ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Securities Held by the Company, the Trust or its
                      ------------------------------------------------
Affiliates. Whenever the consent or approval of Holders of a specified
----------
percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, the Trust or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                ALLMERICA FINANCIAL CORPORATION

                                By: Edward J. Parry III
                                    -----------------------------------------
                                    Name:  Edward J. Parry III
                                    Title:  Vice President and Chief
                                            Financial Officer

                                AFC CAPITAL TRUST I

                                By: Edward J. Parry III
                                    -----------------------------------------
                                    Name:  Edward J. Parry III
                                    Title:   Administrative Trustee

                                By: John F. Kelly
                                    -----------------------------------------
                                    Name:  John F. Kelly
                                    Title:   Administrative Trustee



Confirmed and accepted as of
the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Morgan Stanley & Co. Incorporated


By:  MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith
      Incorporated

By: Steven J. Goulart
    -------------------------------------------
    Name:  Steven J. Goulart
    Title:   Managing Director